Exhibit 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements of Advanced Micro Devices, Inc. of our reports dated February 21, 2005, with respect to the consolidated financial statements and schedule of Advanced Micro Devices, Inc., Advanced Micro Devices, Inc. management’s assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of Advanced Micro Devices, Inc. included in this Annual Report (Form 10-K) for the year ended December 26, 2004:

•	Registration Statements on Forms S-8 (Nos. 33-10319, 33-26266, 33-36596 and 33-46578) pertaining to the Advanced Micro Devices, Inc. 1982 and 1986 Stock Option Plans and the 1980 and 1986 Stock Appreciation Rights Plans;

•	Registration Statements on Forms S-8 (Nos. 33-46577 and 33-55107) pertaining to the Advanced Micro Devices, Inc. 1992 Stock Incentive Plan;

•	Registration Statement on Form S-8 (No. 333-00969) pertaining to the Advanced Micro Devices, Inc. 1991 Employee Stock Purchase Plan and to the 1995 Stock Plan of NexGen, Inc;

•	Registration Statements on Forms S-8 (Nos. 333-04797 and 333-57525) pertaining to the Advanced Micro Devices, Inc. 1996 Stock Incentive Plan;

•	Registration Statement on Form S-8 (No. 333-60550) pertaining to the Advanced Micro Devices, Inc. 1996 Stock Incentive Plan and the Advanced Micro Devices, Inc. 2000 Employee Stock Purchase Plan;

•	Registration Statement on Form S-8 (No. 333-68005) pertaining to the Advanced Micro Devices, Inc. 1998 Stock Incentive Plan;

•	Registration Statement on Form S-8 (No. 333-40030) pertaining to the Advanced Micro Devices, Inc. 1996 Stock Incentive Plan and the Advanced Micro Devices, Inc. 2000 Employee Stock Purchase Plan;

•	Registration Statements on Form S-8 (Nos. 333-55052 and 333-74896) pertaining to the Advanced Micro Devices, Inc. 2000 Stock Incentive Plan;

•	Registration Statement on Form S-8 (No. 333-108217) pertaining to the Advanced Micro Devices, Inc. 2000 Employee Stock Purchase Plan

•	Registration Statement on Form S-3 (No. 333-47243), as amended, pertaining to debt securities, preferred stock, common stock, equity warrants and debt warrants issued or issuable by Advanced Micro Devices, Inc.;

•	Registration Statement on Form S-3 (No. 333-45346) pertaining to debt securities, preferred stock, common stock, equity warrants and debt warrants issued or issuable by Advanced Micro Devices, Inc.;

•	Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 (No. 33-95888-99) pertaining to the 1995 Stock Plan of NexGen, Inc. and the NexGen, Inc. 1987 Employee Stock Plan;

•	Post-Effective Amendment No. 1 on Form S-8 to the Registration Statement on Form S-4 (No. 33-64911) pertaining to the 1995 Employee Stock Purchase Plan of NexGen, Inc., the 1995 Stock Plan of NexGen, Inc. and the NexGen, Inc. 1987 Employee Stock Plan;

•	Registration Statement on Form S-3 (No. 333-84028) pertaining to the 4.75% convertible debentures;

•	Amendment No. 1 to the Registration Statement on Form S-3 (No. 333-84028) pertaining to the 4.75% convertible debentures;

•	Amendment No. 2 to the Registration Statement on Form S-3 (No. 333-84028) pertaining to the 4.75% convertible debentures;

•	Amendment No. 3 to the Registration Statement on Form S-3 (No. 333-84028) pertaining to the 4.75% convertible debentures;

•	Amendment No. 4 to the Registration Statement on Form S-3 (No. 333-84028) pertaining to the 4.75% convertible debentures;

•	Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (No. 333-84028) pertaining to the 4.75% convertible debentures;

•	Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 (No. 333-84028) pertaining to the 4.75% convertible debentures;

•	Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 (No. 333-84028) pertaining to the 4.75% convertible debentures;

•	Post-Effective Amendment No. 4 to the Registration Statement on Form S-3 (No. 333-84028) pertaining to the 4.75% convertible debentures;

•	Post-Effective Amendment No. 5 to the Registration Statement on Form S-3 (No. 333-84028) pertaining to the 4.75% convertible debentures;

•	Post-Effective Amendment No. 6 to the Registration Statement on Form S-3 (No. 333-84028) pertaining to the 4.75% convertible debentures;

•	Post-Effective Amendment No. 7 to the Registration Statement on Form S-3 (No. 333-84028) pertaining to the 4.75% convertible debentures;

•	Post-Effective Amendment No. 8 to the Registration Statement on Form S-3 (No. 333-84028) pertaining to the 4.75% convertible debentures;

•	Post-Effective Amendment No. 9 to the Registration Statement on Form S-3 (No. 333-84028) pertaining to the 4.75% convertible debentures;

•	Post-Effective Amendment No. 10 to the Registration Statement on Form S-3 (No. 333-84028) pertaining to the 4.75% convertible debentures;

•	Registration Statement on Form S-8 (No. 333-115474) pertaining to the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan; and

•	Registration Statement on Form S-4 (No. 333-122174 ) pertaining to the 7.75% Senior Notes.

/S/    ERNST & YOUNG LLP

San Jose, California

February 23, 2005